Note 9 - Deferred Charges, Net	6 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Deferred Charges [Text Block]

9. Deferred Charges, net:

Deferred charges, net include the unamortized dry-docking and special survey costs. The amounts in the accompanying consolidated balance sheets are as follows:

Balance, January 1, 2025	$52,688
Additions	5,699
Amortization	(9,530)
Balance, June 30 2025	$48,857

During the six-month period ended June 30, 2025, four vessels underwent and completed their dry-docking and special survey and one vessel was in the process of completing her dry-docking and special survey. During the six-month period ended June 30, 2024, three vessels underwent and completed their dry-docking and special survey and one vessel was in the process of completing her dry-docking and special survey. The amortization of the dry-docking and special survey costs is separately reflected in the accompanying consolidated statements of income.